                                                                    Exhibit 10.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nam Tai Electronics, Inc. (the "Company") on Form 20-F for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 11, 2003                        /s/ Joseph Li
                                         -----------------------------------
                                                  Joseph Li
                                                  Chief Executive Officer

Date: June 11, 2003                        /s/ M. K. Koo
                                         ----------------------------------
                                                  M. K. Koo
                                                  Chief Financial Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Nam Tai Electronics, Inc. and will be retained by Nam Tai Electronics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.